             Schedule 14A Information required in proxy statement.
                            Schedule 14A Information
                Proxy Statement Pursuant to Section 14(a) of the
              Securities and Exchange Act of 1934 (Amendment No. )

Filed by the Registrant                     [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[X]        Preliminary Proxy Statement
[ ]        Preliminary Additional Materials
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]        Definitive Proxy Statement
[ ]        Definitive Additional Materials
[ ]        Soliciting Material Pursuant to Section 240.149-11(c) or
           Section 240.14a-12

           TCW/DW North American Government Income Trust
-------------------------------------------------------------------------------
     (Name of Registrant as Specified in its Charter)


           Carsten Otto
-------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement)

     Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(j)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

2)   Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

     Set forth the amount on which the filing fee is calculated and state how it was determined.

4)   Proposed maximum aggregate value of transaction:

5)   Fee previously paid:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)   Amount Previously paid:

2)   Form, Schedule or Registration Statement No.:

3)   Filing Party:

4)   Date Filed:

  PRELIMINARY FILING -- FOR USE BY THE SECURITIES AND EXCHANGE COMMISSION ONLY


                 TCW/DW NORTH AMERICAN GOVERNMENT INCOME TRUST

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JUNE 8, 1999

     A special meeting of shareholders (the "Meeting") of TCW/DW NORTH AMERICAN GOVERNMENT INCOME TRUST (the "Fund"), an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts, will be held in the Career Development Room, Sixty-First Floor, Two World Trade Center, New York, New York 10048, on June 8, 1999, at 2 p.m., New York City time, for the following purposes:

      1. To approve or disapprove a new investment management agreement (the "New Investment Management Agreement") between the Fund and Morgan Stanley Dean Witter Advisors Inc.;

      2. To approve or disapprove a new sub-advisory agreement (the "New Sub-Advisory Agreement") between Morgan Stanley Dean Witter Advisors Inc. and TCW Funds Management, Inc.;

      3. To elect or re-elect, as appropriate, eight (8) Fund Trustees to serve until their successors are elected and qualified; and

      4. To transact other business that may properly come before the meeting or any adjournments thereof.

     Upon the effectiveness of the Proposals, the Fund would change its name from "TCW/DW North American Government Income Trust" to "Morgan Stanley Dean Witter North American Government Income Trust."

     Shareholders of record as of the close of business on March 12, 1999 are entitled to notice of and to vote at the Meeting. If you cannot be present in person, your management would greatly appreciate your filling in, signing and returning the enclosed proxy promptly in the envelope provided for that purpose.

     In the event that the necessary quorum to transact business at the Meeting or the vote required to approve or reject any proposal is not obtained, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of Proposal 1 set forth herein and will vote against any such adjournment those proxies to be voted against such Proposal.

                                                     BARRY FINK
                                                      Secretary
March   , 1999
New York, New York

                                   IMPORTANT
    YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO BE PRESENT IN PERSON, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY IN ORDER THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. CERTAIN SHAREHOLDERS WILL BE ABLE TO VOTE TELEPHONICALLY BY TOUCHTONE TELEPHONE OR ELECTRONICALLY ON THE INTERNET BY FOLLOWING INSTRUCTIONS CONTAINED ON THEIR PROXY CARDS OR ON THE ENCLOSED VOTING INFORMATION CARD.
     THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS THAT YOU CAST YOUR VOTE:

      o  FOR APPROVAL OF THE NEW INVESTMENT MANAGEMENT AGREEMENT.
      o  FOR APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT.
      o FOR THE ELECTION OF ALL OF THE TRUSTEES NOMINATED FOR ELECTION OR RE-ELECTION.

                             YOUR VOTE IS IMPORTANT

                 TCW/DW NORTH AMERICAN GOVERNMENT INCOME TRUST

               TWO WORLD TRADE CENTER, NEW YORK, NEW YORK 10048

                             ---------------------
                                PROXY STATEMENT
                             ---------------------

                        SPECIAL MEETING OF SHAREHOLDERS
                                 JUNE 8, 1999


     This statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of TCW/DW NORTH AMERICAN GOVERNMENT INCOME TRUST (the "Fund") for use at the special meeting (the "Meeting") of shareholders of the Fund to be held on June 8, 1999, and at any adjournments thereof.

     If the enclosed proxy card is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked on the card. Unmarked proxies will be voted for each of the nominees for election as Trustee and in favor of each Proposal as set forth in the attached Notice of Special Meeting of Shareholders. A proxy may be revoked at any time prior to its exercise by any of the following: written notice of revocation to the Secretary of the Fund (if returned and received in time to be voted), execution and delivery of a later dated proxy to the Secretary of the Fund, or attendance and voting at the Meeting. Attendance at the Meeting will not in and of itself revoke a proxy.

     Shareholders of record as of the close of business on March 12, 1999, the record date for the determination of shareholders entitled to notice of and to vote at the Meeting (the "Record Date"), are entitled to one vote for each share held and a fractional vote for a fractional share. On March 12, 1999,
there were           shares of beneficial interest of the Fund outstanding. [No person was known to own as much as 5% of the outstanding shares of the Fund on that date.] The Trustees and officers of the Fund, together, owned less than 1% of the Fund's outstanding shares on that date. The percentage ownership of shares of the Fund changes from time to time depending on purchases and sales by shareholders and the total number of shares outstanding.

     The cost of soliciting proxies for the Meeting, which consists principally of printing and mailing expenses and which is expected to be approximately
$      , will be borne by the Fund. The solicitation of proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through Trustees and officers of the Fund and officers and regular employees of Morgan Stanley Dean Witter Advisors Inc. ("MSDW Advisors"), Morgan Stanley Dean Witter Trust FSB ("MSDW Trust"), Morgan Stanley Dean Witter Services Company Inc. ("MSDW Services") and/or Dean Witter Reynolds Inc. ("DWR"), without special compensation. The first mailing of this Proxy Statement is expected to
be made on or about March   , 1999.

     Shareholders whose shares are registered with MSDW Trust will be able to vote their shares by touchtone telephone or by Internet by following the instructions on the proxy card or on the Voting Information Card accompanying this proxy statement. To vote by touchtone telephone, shareholders can call the toll-free number 1-800-690-6903. To vote by Internet, shareholders can access the websites www.msdwt.com or www.proxyvote.com. Telephonic and Internet voting with MSDW Trust presently are not available to shareholders whose shares are held in street name.

     In certain instances, MSDW Trust, an affiliate of MSDW Advisors, may call shareholders to ask if they would be willing to have their votes recorded by telephone. This telephone voting procedure is designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been recorded properly. No recommendation will be made as to how shareholders should vote on a Proposal other than to refer to the recommendation of the Board. The Fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone in this manner will be asked for their social security number or other identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the shareholders' instructions have been recorded correctly they will receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect. Although a shareholder's vote may be taken by telephone, each shareholder will receive a copy of this Proxy Statement and may vote by mail using the enclosed proxy card or by touchtone telephone or the Internet as set forth above. The last proxy vote received in time to be voted, whether by proxy card, touchtone telephone or Internet will be the vote that is counted and will revoke all previous votes by the shareholder.


     (1) APPROVAL OR DISAPPROVAL OF A NEW INVESTMENT MANAGEMENT AGREEMENT


THE PROPOSAL

     The Fund's current investment advisor is TCW Funds Management, Inc. ("TCW"). In accordance with an investment advisory agreement (the "Current Advisory Agreement"), TCW invests the Fund's assets, including placing orders for the purchase and sale of portfolio securities. The Fund's current manager is MSDW Services, which is a wholly-owned subsidiary of MSDW Advisors. Under a management agreement (the "Current Management Agreement"), MSDW Services manages the Fund's business affairs, supervises its overall day-to-day operations (other than rendering investment advice), and provides all administrative services to the Fund.

     It is proposed that as part of an overall consolidation of the TCW/DW Family of Funds and the Morgan Stanley Dean Witter Family of Funds, the Fund engage MSDW Advisors to serve as its new investment manager. MSDW Advisors would be responsible to the Fund for the services that MSDW Services currently is providing to the Fund. In addition, the Current Management Agreement and the Current Advisory Agreement would be terminated, and it is also proposed that the Fund engage TCW to serve as sub-advisor to the Fund (see Proposal 2 below). Under the overall supervision of MSDW Advisors, TCW would be responsible for investing the Fund's assets. MSDW Advisors is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co. ("MSDW").

     Implementation of the proposals would result in the Fund becoming part of the Morgan Stanley Dean Witter Fund complex. Shareholders would thereby be afforded exchange privileges with the other funds in the Morgan Stanley Dean Witter Fund complex. In addition, TCW, as sub-advisor, would continue to have responsibility for investing the assets of the Fund, subject to the oversight of MSDW Advisors.

     On February 25, 1999, the Board of Trustees met in person for the purpose of considering whether it would be in the best interests of the Fund and its shareholders to enter into a new investment advisory agreement (the "New Investment Management Agreement") between the Fund and MSDW Advisors. A form of the New Investment Management Agreement is attached to this Proxy Statement as Exhibit A. At the Board meeting, and for the reasons discussed below, the Board, including a majority of the Trustees who are not "interested persons" as defined in the Investment Company Act of 1940 (the "Independent Trustees"), unanimously approved the New Investment Management Agreement and recommended its approval by shareholders.

     If approved by shareholders, the New Investment Management Agreement will continue in effect for an initial term expiring April 30, 2000. It will be continued in effect from year to year thereafter if the continuance is approved by the Board or by a majority of the outstanding voting securities of the Fund and, in either event, by the vote cast in person of a majority of the Independent Trustees. In the event that shareholders do not approve the New Investment Management Agreement, the Board will take such action, if any, as it deems to be in the best interests of the Fund and its shareholders.


THE BOARD'S CONSIDERATION

     At a special meeting of the Fund's Independent Trustees held on February 24, 1999 at which a majority of the Independent Trustees was present, and a meeting of the Board on February 25, 1999, the Trustees evaluated the New Investment Management Agreement. Prior to and during the meetings, the Trustees requested and received all information they deemed necessary to enable them to determine whether the New Investment Management Agreement is in the best interests of the Fund and its shareholders. They were assisted in their review and deliberations by independent legal counsel. In determining whether to approve the New Investment Management Agreement, the Trustees assessed MSDW Advisors' ability to provide services to the Fund of the same scope and quality as are presently provided. They also considered MSDW Advisors' organizational depth, reputation and experience. In addition, they took into account MSDW Advisors' personnel and operations. The Board also considered that the fee rate under the New Investment Management Agreement would be identical to the total aggregate fee rate currently in effect under the Current Management and Advisory Agreements. The Board considered the confluence of all these factors in arriving at its decision to approve the appointment of MSDW Advisors and no one factor was given any greater weight than any of the others.

     Based upon the Trustees' review and the evaluations of the materials they received, and after consideration of all factors they deemed relevant, the Trustees, including a majority of the Independent Trustees, determined that the New Investment Management Agreement is in the best interests of the Fund and its shareholders. ACCORDINGLY, THE BOARD, INCLUDING A MAJORITY OF THE INDEPENDENT TRUSTEES, APPROVED THE NEW INVESTMENT MANAGEMENT AGREEMENT AND VOTED TO RECOMMEND APPROVAL BY SHAREHOLDERS.


THE CURRENT MANAGEMENT AGREEMENT AND THE CURRENT ADVISORY AGREEMENT

     The Current Management Agreement requires MSDW Services, as investment manager, to manage the Fund's business affairs, supervise its overall day-to-day operations (other than rendering investment advice), and provide all administrative services to the Fund. Under the terms of the Current Management Agreement, MSDW Services also maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, supplies, clerical help and bookkeeping that the Fund may reasonably require to conduct its business. In addition, MSDW Services pays the salaries of all personnel, including officers of the Fund, who are its employees.

     The Current Advisory Agreement requires that TCW invest the Fund's assets, including placing orders for the purchase and sale of portfolio securities. TCW also obtains and evaluates information and advice relating to the economy, securities markets, and specific securities it deems necessary or useful to continuously manage Fund assets in a manner consistent with the Fund's investment objectives. TCW pays the salaries of all personnel, including officers of the Fund, who are its employees.

     Under the Current Advisory Agreement, the Fund is obligated to bear all of the costs and expenses of its operation, except those specifically assumed by TCW, MSDW Services, or Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), the Fund's distributor. These costs and expenses include, without limitation: fees pursuant to any plan of distribution that the Fund may adopt; charges and expenses of any custodian appointed by the Fund for the safekeeping of its cash and portfolio securities; brokers' commissions chargeable to the Fund; all costs and expenses in connection with registration of the Fund and of its shares with the Securities and Exchange Commission and various states and other jurisdictions; the expense of printing and distributing Fund prospectuses; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Trustees who are not employees of the investment advisor; and charges and expenses of legal counsel and independent accountants in connection with any matter relating to the Fund.

     The Current Advisory Agreement was first approved by the Board on May 1, 1992, and by DWR as the then sole shareholder on May 11, 1992. After its initial term, the Current Advisory Agreement continues in effect from year to year, provided that each continuance is approved by the vote of a majority of the outstanding voting securities of the Fund or by the Trustees, and, in either event, by the vote cast in person by a majority of the Independent Trustees. The Trustees approved the Current Advisory Agreement's continuation until April 30, 1999, at a meeting on April 30, 1998. The Current Advisory Agreement also provides that it may be terminated at any time by the investment advisor, the Trustees or by a vote of a majority of the outstanding voting securities of the Fund, in each instance without the payment of any penalty, on thirty days' notice, and provides for its automatic termination in the event of its assignment. If shareholders approve the New Investment Management Agreement, the Current Advisory Agreement and the Current Management Agreement will terminate when MSDW Advisors has been appointed investment advisor to the Fund.


     As full compensation for the services and facilities furnished to the Fund and for expenses of the Fund assumed by MSDW Services, the Fund currently pays MSDW Services monthly compensation calculated daily by applying the annual rate of 0.39% to the Fund's net assets up to $3 billion, scaled down to 0.36% on assets over $3 billion. As compensation for its investment advisory services, the Fund currently pays TCW monthly compensation calculated daily by applying an annual rate of 0.26% to the Fund's net assets up to $3 billion, scaled down to 0.24% on assets over $3 billion. For the fiscal year ended October 31, 1998, the Fund accrued total compensation to MSDW Services and TCW amounting to 0.39% and 0.26%, respectively, of the Fund's average daily net assets.


MORGAN STANLEY DEAN WITTER ADVISORS


     MSDW Advisors maintains its offices at Two World Trade Center, New York, New York 10048. MSDW Advisors, which was incorporated in July 1992 under the name Dean Witter InterCapital Inc., is a wholly-owned subsidiary of MSDW, a preeminent global financial services firm that maintains leading market positions in each of its primary businesses--securities, asset management and credit services. MSDW's principal office is located at 1585 Broadway, New York, New York 10036.


     Set forth below is the name and principal occupation of the principal executive officer and each director of MSDW Advisors.




NAME AND TITLE                                                     PRINCIPAL OCCUPATION
-----------------------------------------------   -----------------------------------------------------
Mitchell M. Merin  ............................   President and Chief Operating Officer of Asset
President, Chief Executive Officer and Director   Management of MSDW, President, Chief Executive
                                                  Officer and Director of MSDW Services, Chairman and
                                                  Director of the Distributor and MSDW Trust, Vice
                                                  President of the Morgan Stanley Dean Witter Funds,
                                                  the TCW/DW Funds and Discover Brokerage Index
                                                  Series, Executive Vice President and Director of DWR
                                                  and Director of various MSDW subsidiaries.

NAME AND TITLE                                               PRINCIPAL OCCUPATION
-----------------------------------------   ------------------------------------------------------
Ronald E. Robison  .....................    Executive Vice President of MSDW Services; Vice
Executive Vice President,                   President of the Morgan Stanley Dean Witter Funds,
Chief Administrative Officer and Director   TCW/DW Funds and Discover Brokerage Index Series;
                                            formerly Chief Operating Officer and Managing
                                            Director of TCW Funds Management Inc.
Barry Fink  ............................    Senior Vice President, Secretary, General Counsel and
Senior Vice President, Secretary,           Director of MSDW Services; Senior Vice President,
General Counsel and Director                Assistant Secretary and Assistant General Counsel of
                                            the Distributor; Assistant Secretary of DWR; Vice
                                            President, Secretary and General Counsel of the MSDW
                                            Funds, the TCW/DW Funds and Discover Brokerage
                                            Index Series.

     The address for Messrs. Merin, Robison and Fink is Two World Trade Center, New York, New York 10048.

     MSDW Advisors and its wholly-owned subsidiary, MSDW Services, serve in various investment management, advisory, management and administrative capacities to investment companies and pension plans and other institutional and individual investors. Appendix I lists the investment companies for which MSDW Advisors provides investment management or investment advisory services and which have similar investment objectives to those of the Fund and sets forth the fees payable to MSDW Advisors by these companies and their net assets as of March 12, 1999. MSDW Services has its offices at Two World Trade Center, New York, New York 10048.

     The Distributor serves as the Fund's distributor. Like MSDW Advisors, the Distributor is a wholly-owned subsidiary of MSDW. In accordance with the Fund's Rule 12b-1 plan, the Fund pays the Distributor 12b-1 fees for distribution related services. MSDW Trust, an affiliate of MSDW Advisors, serves as transfer agent of the Fund. During its fiscal year ended October 31, 1998, the Fund paid distribution fees to the Distributor of $1,299,994 and paid transfer agency fees to MSDW Trust of $289,215.

     The Fund's brokerage transactions may be effected through DWR and Morgan Stanley & Co. Incorporated ("MS & Co."), an affiliated broker-dealer of the Fund. During the Fund's last fiscal year, it did not pay any brokerage commissions to DWR or MS & Co. DWR and MS & Co. are affiliated brokers of the Fund because DWR, MS & Co. and MSDW Advisors are under the common control of MSDW.


THE NEW INVESTMENT MANAGEMENT AGREEMENT

     The New Investment Management Agreement would provide that the Fund retains MSDW Advisors to serve as investment advisor to the Fund, subject to the supervision of the Board of Trustees. Under the New Investment Management Agreement, MSDW Advisors would be responsible to the Fund for all of the services that are presently being provided in accordance with the Current Management Agreement and the Current Advisory Agreement, except that the New Investment Management Agreement would provide that MSDW Advisors could, at its own expense, enter into a sub-advisory agreement with another money manager, referred to as a sub-advisor. The sub-advisor would, subject to the oversight of MSDW Advisors, make determinations as to the securities to be purchased and sold by the Fund and the timing of such purchases and sales.

     The management fee rates MSDW Advisors would charge the Fund under the New Investment Management Agreement would be 0.65% of the portion of the Fund's average daily net assets not exceeding $3 billion and 0.60% of the portion of the Fund's average daily net assets exceeding $3 billion.

EXCHANGE PRIVILEGES

     Presently, shareholders of TCW/DW multi-class funds may exchange shares for shares of the Fund and may subsequently reexchange Fund shares for shares of a TCW/DW multi-class fund. If shareholders approve the New Investment Management Agreement, the Fund will become part of the Morgan Stanley Dean Witter Fund complex. Consequently, shareholders then would have similar exchange privileges with the other funds in the Morgan Stanley Dean Witter Fund complex and would no longer be able to reexchange Fund shares for shares of TCW/DW multi-class funds. Shareholders of the TCW/DW multi-class funds are currently being asked to consider proposals pursuant to which, if approved, the TCW/DW multi-class funds would either become or merge into a Morgan Stanley Dean Witter Fund or, in the case of TCW/DW Emerging Markets Opportunities Trust, be liquidated.


REQUIRED VOTE

     The New Investment Management Agreement cannot be implemented unless approved at the Meeting, or any adjournment thereof, by a majority of the outstanding voting securities of the Fund. A majority means the affirmative vote of the holders of (a) 67% or more of the shares of the Fund present, in person or by proxy, at the Meeting, if the holders of more than 50% of the outstanding shares are present, or (b) more than 50% of the outstanding shares of the Fund, whichever is less.

     THE BOARD OF THE FUND RECOMMENDS THAT SHAREHOLDERS VOTE FOR
APPROVAL OF THE NEW INVESTMENT MANAGEMENT AGREEMENT.


      (2) APPROVAL OR DISAPPROVAL OF A NEW SUB-ADVISORY AGREEMENT BETWEEN
                 MSDW ADVISORS AND TCW FUNDS MANAGEMENT, INC.


THE PROPOSAL

     At the same meeting that the Board considered the New Investment Management Agreement, it also met for the purpose of considering the selection of TCW as sub-advisor and adoption of a new sub-advisory agreement (the "New Sub-Advisory Agreement"). At the Board meeting and for the reasons discussed below, the Board, including all of the Independent Trustees, unanimously approved the New Sub-Advisory Agreement and recommended its approval by shareholders.


THE BOARD'S CONSIDERATION

     At the February 24, 1999 Independent Trustees meeting and the Board meeting on February 25, 1999, the Trustees considered the performance of the Fund. The Trustees also considered the quality and extent of the services that TCW has provided as investment advisor to the Fund and proposed to provide as sub-advisor, as well as the organizational depth, reputation and experience of TCW in equity investing. The Board considered the confluence of all these factors in arriving at its decision to approve the appointment of TCW as sub-advisor and no one factor was given any greater weight than any of the others. They were assisted in their review and deliberations by independent legal counsel.

     In addition, the Board reviewed and discussed the terms and provisions of the New Sub-Advisory Agreement. Based on their consideration of these factors and others that they deemed relevant, the Trustees determined that it would be in the best interests of the Fund and its shareholders to select TCW to serve as sub-advisor to the Fund pursuant to the New Sub-Advisory Agreement. Accordingly, the Board, including a majority of the Independent Trustees, approved the New Sub-Advisory Agreement and voted to recommend approval by shareholders.

TCW FUNDS MANAGEMENT, INC.

     TCW, a California corporation, is a wholly-owned subsidiary of The TCW Group, Inc. (formerly TCW Management Company) ("The TCW Group"), a Nevada corporation, whose direct and indirect subsidiaries, including Trust Company of the West and TCW Asset Management Company, provide a variety of trust, investment management and investment advisory services. As of December 31,
1998, TCW and its affiliates had approximately $    billion under management or
committed to management. Robert A. Day may be deemed to be a control person of TCW by virtue of the aggregate ownership of Mr. Day and his family of more than 25% of the outstanding voting stock of The TCW Group. TCW is headquartered at 865 Figueroa Street, Suite 1800, Los Angeles, California 90017.

     Set forth below is the name and principal occupation of the principal executive officer and each director of TCW.




NAME AND TITLE                                   PRINCIPAL OCCUPATION
-----------------------------   ------------------------------------------------------
Thomas E. Larkin ............   Executive Vice President and Director, The TCW
 Chairman                       Group; President and Director of Trust Company of the
                                West; Vice Chairman and Director of TCW Asset
                                Management Company; Member of the Board of
                                Trustees of the University of Notre Dame; Director of
                                Orthopaedic Hospital of Los Angeles; President and
                                Director of TCW Galileo Funds, Inc.; Senior Vice
                                President of TCW Convertible Securities Fund, Inc.;
                                President and Trustee of the TCW/DW Funds.
Marc I. Stern ...............   President and Director, The TCW Group. Vice
 President and Director         Chairman and Director of TCW Asset Management
                                Company; Executive Vice President and Director of
                                Trust Company of the West; Chairman and Director of
                                the TCW Galileo Funds, Inc.; Trustee of the TCW/DW
                                Funds; Director of Qualcomm, Incorporated (wireless
                                communications); Director or Trustee of various
                                not-for-profit organizations.
Alvin R. Albe, Jr. ..........   Executive Vice President of The TCW Group.
 Executive Vice President

     The business address of the foregoing Directors and Executive Officers is 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017.

     Appendix II lists the investment companies for which TCW provides investment management or investment advisory services and which have similar investment objectives to those of the Fund and sets forth the fees payable to TCW by such companies and their net assets as of March 12, 1999.


THE NEW SUB-ADVISORY AGREEMENT

     The New Sub-Advisory Agreement, which would govern TCW's new relationship with the Fund, would require TCW to provide the Fund with investment advisory services. These advisory services would include, among other things, obtaining and evaluating information and advice relating to the economy, securities markets, and specific securities as it deems necessary or useful to discharge its duties under the New Sub-Advisory Agreement. TCW would continuously manage the assets of the Fund in a manner consistent with the investment objective and policies of the Fund. It would determine the securities to be purchased and sold by the Fund and the timing of such purchases and sales. In addition, it would place purchase and sale orders on behalf of the Fund.

     TCW would, at its own expense, maintain staff and employ or retain personnel and consult with such other persons as it determines to be necessary or useful to the performance of its obligations under the New Sub-Advisory Agreement. It also would bear the other costs of rendering the investment advisory services, including any clerical help and bookkeeping services that it may require.

     In return for the services that TCW would render under the New Sub-Advisory Agreement, MSDW Advisors would pay TCW monthly compensation equal to 40% of the compensation it receives under the New Investment Management Agreement. Any change in the New Investment Management Agreement which has the effect of raising or lowering the compensation would have the concomitant effect of raising or lowering the fee payable to TCW.

     The New Sub-Advisory Agreement provides that, after its initial period of effectiveness (the Agreement expires April 30, 2000), it may be continued in effect from year to year, provided that the continuance is approved by the vote of a majority of the outstanding voting securities of the Fund or by the Trustees of the Fund, and, in either event, by the vote cast in person by a majority of the Independent Trustees at a meeting called for that purpose.

     The New Sub-Advisory Agreement also provides that it may be terminated at any time by TCW, MSDW Advisors, the Fund's Board or by a vote of the majority of the outstanding voting securities of the Fund, in each instance without the payment of any penalty, on thirty days' notice. The New Sub-Advisory Agreement also terminates in the event of the termination of the New Investment Management Agreement or in the event of its assignment. A form of the New Sub-Advisory Agreement is attached to this Proxy Statement as Exhibit B.


VOTE REQUIRED

     The New Sub-Advisory Agreement cannot be implemented unless approved at the Meeting by a majority of the outstanding voting securities of the Fund. A majority vote in this context has the same meaning as a majority vote with respect to the New Investment Management Agreement. In the event the shareholders do not approve the New Sub-Advisory Agreement, the Board will take action that it believes is in the best interests of the Fund and its shareholders, which may include calling a special meeting of shareholders to vote on another sub-advisory agreement.

     THE BOARD OF THE FUND RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT.


                           (3) ELECTION OF TRUSTEES

THE PROPOSAL

     The number of Trustees of the Fund has been fixed by the Board at nine and, following the anticipated retirement of Mr. John R. Haire on May 1, 1999, is expected to be eight. At the February 25, 1999 Board meeting, the Trustees of the Fund nominated for election or re-election, as appropriate, the following eight nominees to the Fund's Board of Trustees to serve for indefinite terms: Michael Bozic, Charles A. Fiumefreddo, Edwin Jacob (Jake) Garn, Wayne E. Hedien, Dr. Manuel H. Johnson, Michael E. Nugent, Philip J. Purcell and John L. Schroeder. Messrs. Fiumefreddo, Johnson, Nugent and Schroeder currently serve as Trustees of the Fund and were previously elected by shareholders. Messrs. Bozic, Garn, Hedien and Purcell currently hold
directorships or trusteeships with    other investment companies that file
periodic reports with the Securities and Exchange Commission for which MSDW Advisors acts as investment manager or investment advisor (the "Morgan Stanley Dean Witter Funds"). Messrs. Bozic, Garn, Hedien and Purcell are nominated to replace Messrs. Argue, DeMartini, Larkin and Stern who intend to resign as Trustees, and they would commence service at the time the New Investment Management Agreement takes effect.

     The following information regarding each of the nominees for election as Trustee includes principal occupations and employment for at least the last five years, age, positions with the Fund and directorships or trusteeships with the Morgan Stanley Dean Witter Funds.

     The nominees for Trustee to be elected or re-elected at the Meeting are:

     MICHAEL BOZIC, Trustee/Director of the Morgan Stanley Dean Witter Funds since April 1994; age 58; Vice Chairman of Kmart Corporation (since December
1998); Trustee of Discover Brokerage Index Series; formerly Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); formerly variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck and Co.; Director of Eaglemark Financial Services, Inc. and Weirton Steel Corporation.

     CHARLES A. FIUMEFREDDO,* Chairman and Trustee/Director of the Morgan Stanley Dean Witter Funds since July 1991; age 65, President and Chief Executive Officer of the Morgan Stanley Dean Witter Funds; Chairman, Chief Executive Officer and Trustee of the TCW/DW Funds; Trustee of Discover Brokerage Index Series; formerly Chairman, Chief Executive Officer and Director of MSDW Advisors, MSDW Services and the Distributor, Executive Vice President and Director of DWR, Chairman and Director of MSDW Trust and Director and/or officer of various MSDW subsidiaries (until June 1998).

     EDWIN JACOB (JAKE) GARN, Trustee/Director of the Morgan Stanley Dean Witter Funds since January 1993; age 66; Trustee of Discover Brokerage Index Series; formerly United States Senator (R-Utah) (1974-1992) and Chairman, Senate Banking Committee (1980-1986); formerly Mayor of Salt Lake City, Utah (1971-1974); formerly Astronaut, Space Shuttle Discovery (April 12-19, 1985); Vice Chairman, Huntsman Corporation; Director of Franklin Covey (time management systems), John Alden Financial Corp. (health insurance), United Space Alliance (joint venture between Lockheed Martin and the Boeing Company) and Nuskin Asia Pacific (multilevel marketing); member of the board of various civic and charitable organizations.

     WAYNE E. HEDIEN, Trustee/Director of the Morgan Stanley Dean Witter Funds since September 1997; age 65; Retired; Trustee of Discover Brokerage Index Series; Director of The PMI Group, Inc. (private mortgage insurance); Trustee and Vice Chairman of The Field Museum of Natural History; formerly associated with the Allstate Companies (1966-1994), most recently as Chairman of The Allstate Corporation (March 1993-December 1994) and Chairman and Chief Executive Officer of its wholly-owned subsidiary, Allstate Insurance Company (July 1989-December 1994); director of various other business and charitable organizations.

     MANUEL H. JOHNSON, Trustee/Director of the Morgan Stanley Dean Witter Funds since July 1991; age 50; Senior Partner, Johnson Smick International, Inc., a consulting firm; Co-Chairman and a founder of the Group of Seven Council (G7C), an international economic commission; Trustee of the TCW/DW Funds; Trustee of Discover Brokerage Index Series; Director of NASDAQ (since June 1995); Director of Greenwich Capital Markets, Inc. (broker-dealer) and NVR, Inc. (home construction); Chairman and Trustee of the Financial Accounting Foundation (oversight organization of the Financial Accounting Standards Board); formerly Vice Chairman of the Board of Governors of the Federal Reserve System (1986-1990) and Assistant Secretary of the U.S. Treasury.


----------
* Mr. Fiumefreddo is an "interested person" of the Fund within the meaning of the Investment Company Act of 1940. This means he is not an Independent Trustee of the Fund because he was until recently an officer or director of various MSDW subsidiaries.

     MICHAEL E. NUGENT, Trustee/Director of the Morgan Stanley Dean Witter Funds since July, 1991; age 62; General Partner, Triumph Capital, L.P., a private investment partnership; Trustee of the TCW/DW Funds; Trustee of Discover Brokerage Index Series; formerly Vice President, Bankers Trust Company and BT Capital Corporation (1984-1988); director of various business organizations.

     PHILIP J. PURCELL,** Trustee/Director of the Morgan Stanley Dean Witter Funds since April 1994; age 55; Chairman of the Board of Directors and Chief Executive Officer of MSDW, DWR and Novus Credit Services Inc.; Director of the Distributor; Trustee of Discover Brokerage Index Series; Director and/or officer of various MSDW subsidiaries.

     JOHN L. SCHROEDER, Trustee/Director of the Morgan Stanley Dean Witter Funds since April 1994; age 68; Retired; Trustee of the TCW/DW Funds; Trustee of Discover Brokerage Index Series; Director of Citizens Utilities Company; formerly Executive Vice President and Chief Investment Officer of the Home Insurance Company (August 1991-September 1995).

     The executive officers of the Fund are: Barry Fink, Vice President, Secretary and General Counsel; Mitchell M. Merin, Vice President; Ronald E. Robison, Vice President; Robert S. Giambrone, Vice President, and Thomas F. Caloia, Treasurer. Frank Bruttomesso, Marilyn K. Cranney, Todd Lebo, LouAnne D. McInnis, Carsten Otto and Ruth Rossi serve as Assistant Secretaries of the Fund. In addition, Philip A. Barach, Vice President; James M. Goldberg, Vice President; Jeffrey E. Gundlach, Vice President and Frederick H. Horton, Vice President.

     Mr. Fink is 44 years old and is currently Senior Vice President (since March 1997), Secretary and General Counsel (since February 1997) and Director (since July, 1998) of MSDW Advisors and MSDW Services and (since August 1996) Assistant Secretary of DWR; he is also Senior Vice President (since March
1997), Assistant Secretary and Assistant General Counsel of MSDW Distributors (since February 1997). He was previously Vice President, Assistant Secretary and Assistant General Counsel of MSDW Advisors and MSDW Services. Mr. Merin is 45 years old and is currently President and Chief Operating Officer of Asset Management of MSDW, President, Chief Executive Officer and Director of MSDW Advisors and MSDW Services, Chairman and Director of the Distributor and MSDW Trust, Executive Vice President and Director of DWR and Director of various other MSDW subsidiaries. Mr. Robison is 60 years old and is currently Executive Vice President and Chief Administrative Officer (since September 1998) and Director (since February, 1999) of MSDW Advisors and MSDW Services; prior thereto he was a Managing Director of the TCW Group, Inc. Mr. Giambrone is 44 years old and is currently Senior Vice President of MSDW Advisors, MSDW Services, the Distributor and MSDW Trust (since August 1995) and Director of MSDW Trust (since April 1996). He was formerly a partner of KPMG Peat Marwick, LLP. Mr. Caloia is 53 years old and is currently First Vice President and Assistant Treasurer of MSDW Advisors and MSDW Services. Other than Messrs. Robison and Giambrone, each of the above officers has been an employee of MSDW Advisors or its affiliates for over five years. Mr. Barach is 46 years old and is currently a Managing Director of Trust Company of the West, TCW Asset Management Company and TCW Funds Management, Inc. Mr. Goldberg is 53 years old and is currently a Managing Director and Chief Economist of Trust Company of the West, TCW Asset Management Company and TCW Funds Management, Inc. Mr. Gundlach is 39 years old and is currently a Managing Director of Trust Company of the West, TCW Asset Management Company and TCW Funds Management, Inc. Mr. Horton is 40 years old and is currently a Managing Director of Trust Company of the West, TCW Asset Management Company and TCW Funds Management, Inc. Messrs. Barach, Goldberg, Gundlach and Horton have been associated with The TCW Group, Inc. and/or its subsidiaries for over five years.


----------
** Mr. Purcell is an "interested person" of the Fund within the meaning of the Investment Company Act of 1940. This means he is not an Independent Trustee of the Fund because he is the Chairman of the Board of Directors and Chief Executive Officer of MSDW and an officer or director of various MSDW subsidiaries.

THE BOARD OF TRUSTEES, THE INDEPENDENT TRUSTEES AND THE COMMITTEES

     If shareholders elect the nominated persons to the Board, the Board will consist of the same individuals who will also serve as directors or trustees for all of the Morgan Stanley Dean Witter Funds. As of the date of this Proxy
Statement, there are a total of    Morgan Stanley Dean Witter Funds, comprised
of     portfolios. As of February 26, 1999, the Morgan Stanley Dean Witter
Funds had total net assets of approximately $    billion and more than six
million shareholders.

     If shareholders elect the nominated persons to the Board, six of the eight Trustees (or 75%) will be Independent Trustees because they have no present or past affiliation or business connection with MSDW Advisors or any of its affiliated persons or companies. The other two Trustees will be or recently were affiliated with MSDW Advisors.

     Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Morgan Stanley Dean Witter Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' Boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. Indeed, by serving on the Funds' Boards, certain Trustees who would otherwise be qualified and in demand to serve on bank boards would be prohibited by law from doing so.

     As is the case with all of the Fund's current Independent Trustees, all of
the Independent Trustees serve as members of the Audit Committee.     of them
also serve as members of the Derivatives Committee. In addition,     of the
Trustees, including two Independent Trustees, serve as members of the Insurance Committee. During the calendar year ended December 31, 1998, the Audit Committee, the Derivatives Committee, the Insurance Committee and the
Independent Trustees held a combined total of   meetings.

     The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, and distribution and underwriting agreements; continually reviewing Trust performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time.

     The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Trust's independent accountants; directing investigations into matters within the scope of the independent accountants' duties, including the power to retain outside specialists; reviewing with the independent accountants the audit plan and results of the auditing engagement; approving professional services provided by the independent accountants and other accounting firms prior to the performance of such services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees, and reviewing the adequacy of the Trust's system of internal controls.

     The Board of the Fund has formed a Derivatives Committee to approve parameters for and monitor the activities of the Fund with respect to derivative investments, if any, made by the Fund.

     Finally, the Board of the Fund has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund.

     For the fiscal year ended October 31, 1998, the present Board of Trustees
of the Fund held    meetings, and the Audit Committee, the Independent
Trustees, the Insurance Committee and the Derivatives Committee of the Fund
held   ,   ,   and    meetings, respectively. No Trustee attended fewer than
75% of the meetings of the Board of Trustees, the Audit Committee, the Independent Trustees or the Derivatives Committee held while he served in such positions.

ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT TRUSTEES FOR ALL MORGAN
   STANLEY DEAN WITTER FUNDS

     If shareholders approve the present Board nominees, the Fund will have the same individuals serving as Independent Trustees as the other Morgan Stanley Dean Witter Funds. The Independent Trustees and the Fund's management believe that having the same Independent Trustees for the Fund and each of the Morgan Stanley Dean Witter Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as Independent Trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the Morgan Stanley Dean Witter Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all Morgan Stanley Dean Witter Fund Boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Trustees of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Morgan Stanley Dean Witter Funds.


SHARE OWNERSHIP BY TRUSTEES

     The Trustees have adopted a policy that each Trustee and/or his or her spouse invest at least $25,000 in any of the funds in the Morgan Stanley Dean Witter Funds complex (and, if applicable, in Discover Brokerage Index Series and the TCW/DW Funds complex) on whose boards the Trustee serves. In addition, the policy contemplates that the Trustees will, over time, increase their aggregate investment in the Funds above the $25,000 minimum requirement.

     The Trustees may allocate their investments among specific Funds in any manner they determine is appropriate based on their individual investment objectives. As of the date of this Proxy Statement, each Trustee is in compliance with the policy. Any future Trustee will be given a one year period following his or her election within which to comply with the foregoing. As of February 26, 1999, the total value of the investments by the Trustees nominated for election or re-election and/or their spouses in shares of the Morgan Stanley Dean Witter Funds (and, if applicable, Discover Brokerage Index Series
and the TCW/DW Funds) was approximately $    million. As of the Meeting's
record date, the aggregate number of shares of each Fund owned by the Fund's officers and Trustees as a group was less than 1 percent of each Fund's outstanding shares.


COMPENSATION OF INDEPENDENT TRUSTEES

     The Fund currently pays each Independent Trustee an annual fee of $2,225 plus a per meeting fee of $200 for meetings of the Board of Trustees, the Independent Trustees or Committees of the Board attended by the Trustee. As a Morgan Stanley Dean Witter Fund, the Fund would pay each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees, the Independent Trustees or Committees of the Board attended by the Trustee. If a Board meeting and a meeting of the Independent Trustees or a Committee meeting, or a meeting of the Independent Trustees and/or more than one Committee meeting, take place on a single day, the Trustees are paid, and as a Morgan Stanley Dean Witter Fund would continue to be paid, a single meeting fee by the Fund. The Fund currently also pays the Chairman of the Audit Committee an annual fee of $750 and would continue to pay that amount to the Chairman of the Audit Committee as a Morgan Stanley Dean Witter Fund.

     The Fund and the Morgan Stanley Dean Witter Funds reimburse Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending meetings. The Fund does not have a retirement or deferred compensation plan for its Independent Trustees. (Trustees and officers of the Fund who are or have been employed by MSDW, TCW, or an affiliated company of either company receive no compensation or expense reimbursement from the Fund.)


     As of the date of this Proxy Statement, 55 of the Morgan Stanley Dean Witter Funds have adopted a retirement program under which an Independent Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director or Trustee of any Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such Trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service. Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 30.22% of his or her Eligible Compensation plus 0.5036667% of such Eligible Compensation for each full month of service as an Independent Director or Trustee of any Adopting Fund in excess of five years up to a maximum of 60.44% after ten years of service. The foregoing percentages may be changed by the Board. "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Fund in the five year period prior to the date of the Eligible Trustee's retirement. An Eligible Trustee may elect alternate payments of his or her retirement benefits based upon the combined life expectancy of such Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to a lower percentage of the periodic amount when both spouses are alive. The amount estimated to be payable under this method, through the remainder of the later of the lives of such Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit. Benefits under the retirement program are not secured or funded by the Funds.


     The following table illustrates the compensation that the Fund paid to those nominees who are also currently Independent Trustees of the Fund for the Fund's fiscal year ended October 31, 1998.


                               FUND COMPENSATION




                                     AGGREGATE
                                   COMPENSATION
NAME OF INDEPENDENT TRUSTEE        FROM THE FUND
-------------------------------   --------------
Dr. Manuel H. Johnson .........       $5,256
Michael E. Nugent .............        5,256
John L. Schroeder .............        5,456

     If shareholders elect the nominated persons to the Board, at such time as the Fund has paid fees to the Independent Trustees for a full fiscal year, and assuming that during such fiscal year the Fund holds the same number of meetings of the Board, the Independent Trustees and the Committees as were held by the Morgan Stanley Dean Witter Funds during the calendar year ended December 31, 1998, it is estimated that the compensation paid to each Independent Trustee by the Fund during such fiscal year will be $1,600 and an additional $750 to the Trustee selected by the Board to serve as the Chairman of the Audit Committee.


     The following table illustrates the compensation paid to the nominated Independent Trustees for the calendar year ended December 31, 1998 for services to the 85 Morgan Stanley Dean Witter Funds and, in the case of Messrs. Johnson, Nugent and Schroeder, the 11 TCW/DW Funds that were in operation at December 31, 1998.

   CASH COMPENSATION FROM TCW/DW FUNDS AND MORGAN STANLEY DEAN WITTER FUNDS




                                                             FOR SERVICE              TOTAL CASH
                                                           AS DIRECTOR OR            COMPENSATION
                                    FOR SERVICE AS           TRUSTEE AND           FOR SERVICE TO 11
                                      TRUSTEE AND         COMMITTEE MEMBER           TCW/DW FUNDS
                                   COMMITTEE MEMBER     OF 85 MORGAN STANLEY     AND 85 MORGAN STANLEY
                                     OF 11 TCW/DW            DEAN WITTER              DEAN WITTER
NAME OF INDEPENDENT TRUSTEE              FUNDS                  FUNDS                    FUNDS
-------------------------------   ------------------   ----------------------   ----------------------
Michael Bozic .................             --                $                        $
Edwin J. Garn .................             --
Wayne E. Hedien ...............             --                      --                       --
Dr. Manuel H. Johnson .........
Michael E. Nugent .............
John L. Schroeder .............

     The following table illustrates the retirement benefits accrued to the nominated Independent Trustees by the 55 Morgan Stanley Dean Witter Funds which have retirement plans, for the year ended December 31, 1998, and the estimated retirement benefits for the Independent Trustees, to commence upon their retirement, from the 55 Morgan Stanley Dean Witter Funds as of December 31, 1998.


         RETIREMENT BENEFITS FROM ALL MORGAN STANLEY DEAN WITTER FUNDS



                                                                                    RETIREMENT         ESTIMATED ANNUAL
                                         ESTIMATED             ESTIMATED         BENEFITS ACCRUED       BENEFITS UPON
                                     CREDITED YEARS OF       PERCENTAGE OF         AS EXPENSES         RETIREMENT FROM
                                   SERVICE AT RETIREMENT        ELIGIBLE              OF ALL             ALL ADOPTING
NAME OF INDEPENDENT TRUSTEE             (MAXIMUM 10)          COMPENSATION     PARTICIPATING FUNDS         FUNDS(1)
-------------------------------   -----------------------   ---------------   ---------------------   -----------------
Michael Bozic .................              10                   60.44%             $22,377               $52,250
Edwin J. Garn .................              10                   60.44               35,225                52,250
Wayne E. Hedien ...............               9                   51.37               41,979                44,413
Dr. Manuel H. Johnson .........              10                   60.44               14,047                52,250
Michael E. Nugent .............              10                   60.44               25,336                52,250
John L. Schroeder .............               8                   50.37               45,117                44,343

----------
(1) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in the discussion of the retirement program contained in this Proxy Statement.



REQUIRED VOTE

     The election of each Trustee requires the approval of a majority of the shares of the Fund represented and entitled to vote at the Meeting. The persons named as attorneys-in-fact in the enclosed proxy have advised the Fund that unless a proxy instructs them to withhold authority to vote for all listed nominees or for any individual nominee, they will vote all validly executed proxies for the election of the nominees named above.

     All of the nominees have consented to being named in this proxy statement and to serve, if elected, and no circumstances now known will prevent any of the nominees from serving. If elected, the Trustees not currently serving on the Fund's Board will commence service at the time the New Investment Management Agreement takes effect. If any nominee should be unable or unwilling to serve, the proxy will be voted for a substitute nominee proposed by the present Trustees or, in the case of an Independent Trustee nominee, by the Independent Trustees.

     THE BOARD OF THE FUND RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF ALL THE NOMINATED TRUSTEES.


                            THE FUND'S NAME CHANGE

     Upon the effectiveness of the proposals in this Proxy Statement, the Fund will change its name from "TCW/DW North American Government Income Trust" to "Morgan Stanley Dean Witter North American Government Income Trust." The Trustees approved the name change at their February 25, 1999 meeting.


                            REPORTS TO SHAREHOLDERS

     The Fund's most recent Annual Report, for the fiscal year ended October 31, 1998, has been sent previously to shareholders and is available without charge upon request from Adrienne Ryan-Pinto at Morgan Stanley Dean Witter Trust FSB, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311 (telephone 1-800-869-NEWS (toll-free)).


                          INTEREST OF CERTAIN PERSONS

     MSDW and its various subsidiaries and their respective directors, officers, and employees, including persons who are Trustees or officers of the Fund, may be deemed to have an interest in the proposals described in this Proxy Statement. This may be the case because some of the companies and their affiliates have contractual and other arrangements, described elsewhere in this proxy statement, pursuant to which they are paid fees by the Fund. In addition, some of the individuals are compensated for performing services relating to the Fund and may also own shares of MSDW. Thus, these companies and persons may derive benefits from shareholders approving the proposals in this Proxy Statement.


                             SHAREHOLDER PROPOSALS

     The Fund does not hold regular shareholders' meetings. Proposals of shareholders intended to be presented at the next meeting of shareholders must be received a reasonable time prior to the mailing of the proxy materials sent in connection with the meeting, for inclusion in the proxy statement for that meeting.


                                OTHER BUSINESS

     The management of the Fund knows of no other matters that may be presented at the Meeting. However, if any matters not now known properly come before the Meeting, management intends that the persons named in the enclosed proxy card, or their substitutes, would vote all shares that they are entitled to vote on any such matter, utilizing their proxy in accordance with their best judgment on such matters.


                                        By Order of the Board of Trustees



                                        BARRY FINK
                                        Secretary

                                                                      EXHIBIT A


                  FORM OF NEW INVESTMENT MANAGEMENT AGREEMENT

     AGREEMENT made as of the     day of         , 1999, by and between Morgan
Stanley Dean Witter North American Government Income Trust, a Massachusetts business trust (hereinafter called the "Fund"), and Morgan Stanley Dean Witter Advisors Inc., a Delaware corporation (hereinafter called the "Investment Manager"):

     WHEREAS, The Fund is engaged in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act"); and

     WHEREAS, The Investment Manager is registered as an investment advisor under the Investment Advisors Act of 1940, and engages in the business of acting as investment advisor; and

     WHEREAS, The Fund desires to retain the Investment Manager to render management and investment advisory services in the manner and on the terms and conditions hereinafter set forth; and

     WHEREAS, The Investment Manager desires to be retained to perform services on said terms and conditions:

     Now, Therefore, this Agreement

                             W I T N E S S E T H:

that in consideration of the premises and the mutual covenants hereinafter contained, the Fund and the Investment Manager agree as follows:

     1. The Fund hereby retains the Investment Manager to act as investment manager of the Fund and, subject to the supervision of the Board of Trustees, to supervise the investment activities of the Fund as hereinafter set forth. Without limiting the generality of the foregoing, the Investment Manager shall obtain and evaluate such information and advice relating to the economy, securities and commodities markets and securities and commodities as it deems necessary or useful to discharge its duties hereunder; shall continuously manage the assets of the Fund in a manner consistent with the investment objectives and policies of the Fund; shall determine the securities and commodities to be purchased, sold or otherwise disposed of by the Fund and the timing of such purchases, sales and dispositions; and shall take such further action, including the placing of purchase and sale orders on behalf of the Fund, as the Investment Manager shall deem necessary or appropriate. The Investment Manager shall also furnish to or place at the disposal of the Fund such of the information, evaluations, analyses and opinions formulated or obtained by the Investment Manager in the discharge of its duties as the Fund may, from time to time, reasonably request.

     2. The Investment Manager may, at its own expense, enter into a Sub-Advisory Agreement with a Sub-Advisor to make determinations as to certain or all of the securities and commodities to be purchased, sold or otherwise disposed of by the Fund and the timing of such purchases, sales and dispositions and to take such further action, including the placing of purchase and sale orders on behalf of the Fund, as the Sub-Advisor, in consultation with the Investment Manager, shall deem necessary or appropriate; provided that the Investment Manager shall be responsible for monitoring compliance by such Sub-Advisor with the investment policies and restrictions of the Fund and with such other limitations or directions as the Trustees of the Fund may from time to time prescribe.

     3. The Investment Manager shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary or useful to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Investment Manager shall be deemed to include persons employed or otherwise retained by the Investment Manager to furnish statistical and other factual data, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Investment Manager may desire. The Investment Manager shall, as agent for the Fund, maintain the Fund's records and books of account (other than those maintained by the Fund's transfer agent, registrar, custodian and other agencies). All such books and records so maintained shall be the property of the Fund and, upon request therefor, the Investment Manager shall surrender to the Fund such of the books and records so requested.

     4. The Fund will, from time to time, furnish or otherwise make available to the Investment Manager such financial reports, proxy statements and other information relating to the business and affairs of the Fund as the Investment Manager may reasonably require in order to discharge its duties and obligations hereunder.

     5. The Investment Manager shall bear the cost of rendering the investment management and supervisory services to be performed by it under this Agreement, and shall, at its own expense, pay the compensation of the officers and employees, if any, of the Fund, and provide such office space, facilities and equipment and such clerical help and bookkeeping services as the Fund shall reasonably require in the conduct of its business. The Investment Manager shall also bear the cost of telephone service, heat, light, power and other utilities provided to the Fund.

     6. The Fund assumes and shall pay or cause to be paid all other expenses of the Fund, including without limitation; fees pursuant to any plan of distribution that the Fund may adopt; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities or commodities and other property, and any stock transfer or dividend agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio transactions to which the Fund is a party; all taxes, including securities or commodities issuance and transfer taxes, and fees payable by the Fund to federal, state or other governmental agencies; the cost and expense of engraving or printing certificates representing shares of the Fund; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its shares with the Securities and Exchange Commission and various states and other jurisdictions (including filing fees and legal fees and disbursements of counsel); the cost and expense of printing, including typesetting, and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for pricing of the Fund's shares; charges and expenses of legal counsel, including counsel to the Trustees of the Fund who are not interested persons (as defined in the Act) of the Fund or the Investment Manager, and of independent accountants, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including but not limited to legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly provided herein.

     7. For the services to be rendered, the facilities furnished, and the expenses assumed by the Investment Manager, the Fund shall pay to the Investment Manager monthly compensation determined by applying the following annual rates to the Fund's average daily net assets:
0.65% of the portion of the Fund's average daily net assets not exceeding $3 billion and 0.60% of the portion of the Fund's daily net assets exceeding $3 billion. Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued daily and the amounts of the daily accruals shall be paid monthly. Such calculations shall be made by applying 1/365ths of the annual rates to the Fund's net assets each day determined as of the close of business on that day or the last previous business day. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth above.

     Subject to the provisions of paragraph 8 hereof, payment of the Investment Manager's compensation for the preceding month shall be made as promptly as possible after completion of the computations contemplated by paragraph 8 hereof.

     8. In the event the operating expenses of the Fund, including amounts payable to the Investment Manager pursuant to paragraph 6 hereof, for any fiscal year ending on a date on which this Agreement is in effect, exceed the expense limitations applicable to the Fund imposed by state securities laws or regulations thereunder, as such limitations may be raised or lowered from time to time, the Investment Manager shall reduce its management fee to the extent of such excess and, if required, pursuant to any such laws or regulations, will reimburse the Fund for annual operating expenses in excess of any expense limitation that may be applicable; provided, however, there shall be excluded from such expenses the amount of any interest, taxes, brokerage commissions, distribution fees and extraordinary expenses (including but not limited to legal claims and liabilities and litigations costs and any indemnification related thereto) paid or payable by the Fund. Such reduction, if any, shall be computed and accrued daily, shall be settled on a monthly basis, and shall be based upon the expense limitation applicable to the Fund as at the end of the last business day of the month. Should two or more such expense limitations be applicable as at the end of the last business day of the month, that expense limitation which results in the largest reduction in the Investment Manager's fee shall be applicable.

     For purposes of this provision, should any applicable expense limitation be based upon the gross income of the Fund, such gross income shall include, but not be limited to, interest on debt securities in the Fund's portfolio accrued to and including the last day of the Fund's fiscal year, and dividends declared on equity securities in the Fund's portfolio, the record dates for which fall on or prior to the last day of such fiscal year, but shall not include gains from the sale of securities.

     9. The Investment Manager will use its best efforts in the supervision and management of the investment activities of the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations hereunder, the Investment Manager shall not be liable to the Fund or any of its investors for any error of judgment or mistake of law or for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors.

     10. Nothing contained in this Agreement shall prevent the Investment Manager or any affiliated person of the Investment Manager from acting as investment advisor or manager for any other person, firm or corporation and shall not in any way bind or restrict the Investment Manager or any such affiliated person from buying, selling or trading any securities or commodities for their own accounts or for the account of others for whom they may be acting. Nothing in this Agreement shall limit or restrict the right of any Director, officer or employee of the Investment Manager to engage in any other business or to devote his time and attention in part to the management or other aspects of any other business whether of a similar or dissimilar nature.

     11. This Agreement shall remain in effect until April 30, 2000 and from year to year thereafter provided such continuance is approved at least annually by the vote of holders of a majority, as defined in the Investment Company Act of 1940, as amended (the "Act"), of the outstanding voting securities of the Fund or by the Trustees of the Fund; provided, that in either event such continuance is also approved annually by the vote of a majority of the Trustees of the Fund who are not parties to this Agreement or "interested persons" (as defined in the Act) of any such party, which vote must be cast in person at a meeting called for the purpose of voting on such approval; provided, however, that (a) the Fund may, at any time and without the payment of any penalty, terminate this Agreement upon thirty days' written notice to the Investment Manager, either by majority vote of the Trustees of the Fund or by the vote of a majority of the outstanding voting securities of the Fund; (b) this Agreement shall immediately terminate in the event of its assignment (to the extent required by the Act and the rules thereunder) unless such automatic terminations shall be prevented by an exemptive order of the Securities and Exchange Commission; and (c) the Investment Manager may terminate this Agreement without payment of penalty on thirty days' written notice to the Fund. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed post-paid, to the other party at the principal office of such party.

     12. This Agreement may be amended by the parties without the vote or consent of the shareholders of the Fund to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or if they deem it necessary to conform this Agreement to the requirements of applicable federal laws or regulations, but neither the Fund nor the Investment Manager shall be liable for failing to do so.

     13. This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Act. To the extent the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Act, the latter shall control.

     14. The Investment Manager and the Fund each agree that the name "Morgan Stanley Dean Witter," which comprises a component of the Fund's name, is a property right of Morgan Stanley Dean Witter & Co. ("MSDW"), the parent of the Investment Manager. The Fund agrees and consents that (i) it will only use the name "Morgan Stanley Dean Witter" as a component of its name and for no other purpose, (ii) it will not purport to grant to any third party the right to use the name "Morgan Stanley Dean Witter" for any purpose, (iii) MSDW, or any corporate affiliate of MSDW, may use or grant to others the right to use the name "Morgan Stanley Dean Witter," or any combination or abbreviation thereof, as all or a portion of a corporate or business name or for any commercial purpose, including a grant of such right to any other investment company, (iv) at the request of MSDW or any corporate affiliate of MSDW, the Fund will take such action as may be required to provide its consent to the use of the name "Morgan Stanley Dean Witter," or any combination or abbreviation thereof, by MSDW or any corporate affiliate of MSDW, or by any person to whom MSDW or a corporate affiliate of MSDW shall have granted the right to such use, and (v) upon the termination of any investment advisory agreement into which a corporate affiliate of MSDW and the Fund may enter, or upon termination of affiliation of the Investment Manager with its parent, the Fund shall, upon request of MSDW or any corporate affiliate of MSDW, cease to use the name "Morgan Stanley Dean Witter" as a component of its name, and shall not use the name, or any combination or abbreviation thereof, as a part of its name or for any other commercial purpose, and shall cause its officers, trustees and shareholders to take any and all actions which MSDW or any corporate affiliate of MSDW, may request to effect the foregoing and to reconvey to MSDW any and all rights to such name.

     15. The Declaration of Trust establishing TCW/DW North American Government Income Trust, dated February 19, 1992, as amended to reflect the change in the Fund's name from "TCW/DW North

American Government Income Trust" to "Morgan Stanley Dean Witter North American
Government Income Trust" on         , 1999, a copy of which, together with all
amendments thereto (the "Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name Morgan Stanley Dean Witter North American Government Income Trust refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of Morgan Stanley Dean Witter North American Government Income Trust shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim or otherwise, in connection with the affairs of said Morgan Stanley Dean Witter North American Government Income Trust, but the Trust Estate only shall be liable.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this
Agreement, on        , 1999, in New York, New York.


                                      MORGAN STANLEY DEAN WITTER
                                       NORTH AMERICAN GOVERNMENT INCOME TRUST


                                      By:_____________________________________

Attest:

___________________________________
                                      MORGAN STANLEY DEAN WITTER ADVISORS INC.


                                      By:_____________________________________

Attest:

___________________________________

                                                                      EXHIBIT B


                      FORM OF NEW SUB-ADVISORY AGREEMENT

     AGREEMENT made as of the      day of     , 1999 by and between Morgan
Stanley Dean Witter Advisors, a Delaware corporation (herein referred to as the "Investment Manager"), and TCW Funds Management, Inc., a California Corporation, (herein referred to as the "Sub-Advisor").

     WHEREAS, Morgan Stanley Dean Witter North American Government Income Trust (herein referred to as the "Fund") is engaged in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act"); and

     WHEREAS, the Investment Manager has entered into an Investment Management Agreement with the Fund (the "Investment Management Agreement") wherein the Investment Manager has agreed to provide investment management services to the Fund; and

     WHEREAS, the Sub-Advisor is registered as an investment advisor under the Investment Advisors Act of 1940, and engages in the business of acting as an investment advisor; and

     WHEREAS, the Investment Manager desires to retain the services of the Sub-Advisor to render investment advisory services for the Fund in the manner and on the terms and conditions hereinafter set forth; and

     WHEREAS, the Sub-Advisor desires to be retained by the Investment Manager to perform services on said terms and conditions:

     NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

     1. Subject to the supervision of the Fund, its officers and Trustees, and the Investment Manager, and in accordance with the investment objectives, policies and restrictions set forth in the then-current Registration Statement relating to the Fund, and such investment objectives, policies and restrictions from time to time prescribed by the Trustees of the Fund and communicated by the Investment Manager to the Sub-Advisor, the Sub-Advisor agrees to provide the Fund with investment advisory services with respect to the Fund's investments to obtain and evaluate such information and advice relating to the economy, securities markets and securities as it deems necessary or useful to discharge its duties hereunder; to continuously manage the assets of the Fund in a manner consistent with the investment objective and policies of the Fund; to make decisions as to foreign currency matters and make determinations as to forward foreign exchange contracts and options and futures contracts in foreign currencies; shall determine the securities to be purchased, sold or otherwise disposed of by the Fund and the timing of such purchases, sales and dispositions; to take such further action, including the placing of purchase and sale orders on behalf of the Fund, as it shall deem necessary or appropriate; to furnish to or place at the disposal of the Fund and the Investment Manager such of the information, evaluations, analyses and opinions formulated or obtained by it in the discharge of its duties as the Fund and the Investment Manager may, from time to time, reasonably request. The Investment Manager and the Sub-Advisor shall each make its officers and employees available to the other from time to time at reasonable times to review investment policies of the Fund and to consult with each other.

     2. The Sub-Advisor shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary or useful to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Sub-Advisor shall be deemed to include persons employed or otherwise retained by the Sub-Advisor to furnish statistical and other factual data, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Investment Manager may desire. The Sub-Advisor shall maintain whatever records as may be required to be maintained by it under the Act. All such records so maintained shall be made available to the Fund, upon the request of the Investment Manager or the Fund.

     3. The Fund will, from time to time, furnish or otherwise make available to the Sub-Advisor such financial reports, proxy statements and other information relating to the business and affairs of the Fund as the Sub-Advisor may reasonably require in order to discharge its duties and obligations hereunder or to comply with any applicable law and regulations and the investment objectives, policies and restrictions from time to time prescribed by the Trustees of the Fund.

     4. The Sub-Advisor shall bear the cost of rendering the investment advisory services to be performed by it under this Agreement, and shall, at its own expense, pay the compensation of the officers and employees, if any, of the Fund, employed by the Sub-Advisor, and such clerical help and bookkeeping services as the Sub-Advisor shall reasonably require in performing its duties hereunder.

     5. The Fund assumes and shall pay or cause to be paid all other expenses of the Fund, including, without limitation: any fees paid to the Investment Manager; fees pursuant to any plan of distribution that the Fund may adopt; the charges and expenses of any registrar, any custodian, sub-custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities and other property, and any stock transfer or dividend agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to federal, state or other governmental agencies or pursuant to any foreign laws; the cost and expense of engraving or printing certificates representing shares of the Fund; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its shares with the Securities and Exchange Commission and various states and other jurisdictions or pursuant to any foreign laws (including filing fees and legal fees and disbursements of counsel); the cost and expense of printing (including typesetting) and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or Sub-Advisor; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption whether in shares or in cash; charges and expenses of any outside service used for pricing of the Fund's shares; charges and expenses of legal counsel, including counsel to the Trustees of the Fund who are not interested persons (as defined in the Act) of the Fund, the Investment Manager or the Sub-Advisor, and of independent accountants, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including but not limited to legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly provided herein.

     6. For the services to be rendered, the facilities furnished, and the expenses assumed by the Sub-Advisor, the Investment Manager shall pay to the Sub-Advisor monthly compensation equal to 40% of its monthly compensation receivable pursuant to the Investment Management Agreement.

   Any subsequent change in the Investment Management Agreement which has the effect of raising or lowering the compensation of the Investment Manager will have the concomitant effect of raising or lowering the fee payable to the Sub-Advisor under this Agreement. In addition, if the Investment Manager has undertaken in the Fund's Registration Statement as filed under the Act (the "Registration Statement") or elsewhere to waive all or part of its fee under the Investment Management Agreement, the Sub-Advisor's fee payable under this Agreement will be proportionately waived in whole or in part. The calculation of the fee payable to the Sub-Advisor pursuant to this Agreement will be made, each month, at the time designated for the monthly calculation of the fee payable to the Investment Manager pursuant to the Investment Management Agreement. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for the part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fee as set forth above. Subject to the provisions of paragraph 7 hereof, payment of the Sub-Advisor's compensation for the preceding month shall be made as promptly as possible after completion of the computations contemplated by paragraph 7 hereof.

     7. In the event the operating expenses of the Fund, including amounts payable to the Investment Manager pursuant to the Investment Management Agreement, for any fiscal year ending on a date on which this Agreement is in effect, exceed the expense limitations applicable to the Fund imposed by state securities laws or regulations thereunder, as such limitations may be raised or lowered from time to time, the Sub-Advisor shall reduce its advisory fee to the extent of 40% of such excess and, if required, pursuant to any such laws or regulations, will reimburse the Investment Manager for annual operating expenses in the amount of 40% of such excess of any expense limitation that may be applicable, it being understood that the Investment Manager has agreed to effect a reduction and reimbursement of 100% of such excess in accordance with the terms of the Investment Management Agreement; provided, however, there shall be excluded from such expenses the amount of any interest, taxes, brokerage commissions, distribution fees and extraordinary expenses (including but not limited to legal claims and liabilities and litigation costs and any indemnification related thereto) paid or payable by the Fund. Such reduction, if any, shall be computed and accrued daily, shall be settled on a monthly basis, and shall be based upon the expense limitation applicable to the Fund as at the end of the last business day of the month. Should two or more such expense limitations be applicable as at the end of the last business day of the month, that expense limitation which results in the largest reduction in the Investment Manager's fee or the largest expense reimbursement shall be applicable. For purposes of this provision, should any applicable expense limitation be based upon the gross income of the Fund, such gross income shall include, but not be limited to, interest on debt securities in the Fund's portfolio accrued to and including the last day of the Fund's fiscal year, and dividends declared on equity securities in the Fund's portfolio, the record dates for which fall on or prior to the last day of such fiscal year, but shall not include gains from the sale of securities.

     8. The Sub-Advisor will use its best efforts in the performance of investment activities on behalf of the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations hereunder, the Sub-Advisor shall not be liable to the Investment Manager or the Fund or any of its investors for any error of judgment or mistake of law or for any act or omission by the Sub-Advisor or for any losses sustained by the Fund or its investors.

     9. It is understood that any of the shareholders, Trustees, officers and employees of the Fund may be a shareholder, director, officer or employee of, or be otherwise interested in, the Sub-Advisor, and in any person controlled by or under common control with the Sub-Advisor, and that the

   Sub-Advisor and any person controlled by or under common control with the Sub-Advisor may have an interest in the Fund. It is also understood that the Sub-Advisor and any affiliated persons thereof or any persons controlled by or under common control with the Sub-Advisor have and may have advisory, management service or other contracts with other organizations and persons, and may have other interests and businesses, and further may purchase, sell or trade any securities or commodities for their own accounts or for the account of others for whom they may be acting.


     10. This Agreement shall remain in effect until April 30, 2000 and from year to year thereafter provided such continuance is approved at least annually by the vote of holders of a majority, as defined in the Act, of the outstanding voting securities of the Fund or by the Trustees of the Fund; provided, that in either event such continuance is also approved annually by the vote of a majority of the Trustees of the Fund who are not parties to this Agreement or "interested persons" (as defined in the Act) of any such party, which vote must be cast in person at a meeting called for the purpose of voting on such approval; provided, however, that (a) the Fund may, at any time and without the payment of any penalty, terminate this Agreement upon thirty days' written notice to the Investment Manager and the Sub-Advisor, either by majority vote of the Trustees of the Fund or by the vote of a majority of the outstanding voting securities of the Fund;
   (b) this Agreement shall immediately terminate in the event of its assignment (within the meaning of the Act) unless such automatic termination shall be prevented by an exemptive order of the Securities and Exchange Commission; (c) this Agreement shall immediately terminate in the event of the termination of the Investment Management Agreement; (d) the Investment Manager may terminate this Agreement without payment of penalty on thirty days' written notice to the Fund and the Sub-Advisor and; (e) the Sub-Advisor may terminate this Agreement without the payment of penalty on thirty days' written notice to the Fund and the Investment Manager. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed post-paid, to the other party at the principal office of such party.


     11. This Agreement may be amended by the parties without the vote or consent of the shareholders of the Fund to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or if they deem it necessary to conform this Agreement to the requirements of applicable federal laws or regulations, but neither the Fund, the Investment Manager nor the Sub-Advisor shall be liable for failing to do so.


     12. This Agreement shall be construed in accordance with the law of the State of New York and the applicable provisions of the Act. To the extent the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Act, the latter shall control.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement on the day and year first above written in New York, New York.

                                        MORGAN STANLEY DEAN WITTER
                                          ADVISORS INC.



                                      By:
                                         -------------------------------------

                                        Attest:





                                        TCW FUNDS MANAGEMENT, INC.



                                      By:
                                         -------------------------------------

                                        Attest:



Accepted and agreed to as of the day and year first above written:


MORGAN STANLEY DEAN WITTER
 NORTH AMERICAN GOVERNMENT INCOME TRUST



By:
   -------------------------------------
Attest:

                                                                     APPENDIX I

     MSDW Advisors serves as investment manager to the other investment companies listed below which have similar investment objectives to those of the Fund. Set forth below is a chart showing the net assets of each such investment company as of March 12, 1999 and the investment management or advisory fees rate(s) applicable to such investment company.




                                                                     CURRENT INVESTMENT
                                                                       MANAGEMENT FEE
                                                                          RATE(S)
                                               NET ASSETS            AS A PERCENTAGE OF
                                             AS OF 3/12/99               NET ASSETS
                                            --------------- -----------------------------------
 1. MORGAN STANLEY DEAN WITTER HIGH
    YIELD SECURITIES INC.* ................ $               0.50% on assets up to $500
                                                            million, scaled down at
                                                            various asset levels to 0.30%
                                                            on assets over $3 billion
 2. MORGAN STANLEY DEAN WITTER U.S.
    GOVERNMENT SECURITIES TRUST* ..........                 0.50% on assets up to
                                                            $1 billion, scaled down at
                                                            various asset levels to 0.30%
                                                            on assets over $12.5 billion
 3. MORGAN STANLEY DEAN WITTER
    CONVERTIBLE SECURITIES TRUST* .........                 0.60% on assets up to $750
                                                            million, scaled down at
                                                            various asset levels to 0.425%
                                                            on assets over $3 billion
 4. MORGAN STANLEY DEAN WITTER FEDERAL
    SECURITIES TRUST* .....................                 0.55% on assets up to
                                                            $1 billion, scaled down at
                                                            various asset levels to 0.35%
                                                            on assets over $12.5 billion
 5. MORGAN STANLEY DEAN WITTER INCOME
    SECURITIES INC.** .....................                 0.50%
 6. MORGAN STANLEY DEAN WITTER HIGH
    INCOME ADVANTAGE TRUST** ..............                 0.75% on assets up to $250
                                                            million, scaled down at
                                                            various asset levels to 0.30%
                                                            on assets over $1 billion
 7. MORGAN STANLEY DEAN WITTER HIGH
    INCOME ADVANTAGE TRUST II** ...........                 0.75% on assets up to $250
                                                            million, scaled down at
                                                            various asset levels to 0.30%
                                                            on assets over $1 billion
 8. MORGAN STANLEY DEAN WITTER HIGH
    INCOME ADVANTAGE TRUST III** ..........                 0.75% on assets up to $250
                                                            million, scaled down at
                                                            various asset levels to 0.30%
                                                            on assets over $1 billion
 9. MORGAN STANLEY DEAN WITTER
    INTERMEDIATE INCOME SECURITIES* .......                 0.60% on assets up to $500
                                                            million, scaled down at
                                                            various asset levels to 0.30%
                                                            on assets over $1 billion

                                                                        CURRENT INVESTMENT
                                                                          MANAGEMENT FEE
                                                                              RATE(S)
                                                 NET ASSETS             AS A PERCENTAGE OF
                                               AS OF 3/12/99                NET ASSETS
                                              --------------- --------------------------------------
10. MORGAN STANLEY DEAN WITTER WORLD
    WIDE INCOME TRUST* ...................... $               0.75% on assets up to $250
                                                              million, scaled down at
                                                              various asset levels to 0.30%
                                                              on assets over $1 billion
11. MORGAN STANLEY DEAN WITTER
    GOVERNMENT INCOME TRUST** ...............                 0.60%
12. MORGAN STANLEY DEAN WITTER
    SHORT-TERM U.S. TREASURY TRUST* .........                 0.35%
13. MORGAN STANLEY DEAN WITTER
    DIVERSIFIED INCOME TRUST* ...............                 0.40%
14. MORGAN STANLEY DEAN WITTER
    SHORT-TERM BOND FUND* ...................                 0.70%(1)
15. MORGAN STANLEY DEAN WITTER PRIME
    INCOME TRUST** ..........................                 0.90% on assets up to $500
                                                              million, 0.85% on assets over
                                                              $500 million up to $1.5 billion
                                                              and 0.825% on assets over
                                                              $1.5 billion
16. MORGAN STANLEY DEAN WITTER
    BALANCED INCOME FUND* ...................                 0.60%
17. MORGAN STANLEY DEAN WITTER
    VARIABLE INVESTMENT SERIES:***
    (a) QUALITY INCOME PLUS PORTFOLIO .......                 0.50% on assets up to $500
                                                              million and 0.45% on assets
                                                              over $500 million
    (b) HIGH YIELD PORTFOLIO ................                 0.50% on assets up to $500
                                                              million and 0.425% on assets
                                                              over $500 million
    (c) SHORT-TERM BOND PORTFOLIO ...........                 0.45%

18. MORGAN STANLEY DEAN WITTER SELECT
    DIMENSIONS INVESTMENT SERIES:***
     (a) DIVERSIFIED INCOME PORTFOLIO .......                 0.40%
     (b) NORTH AMERICAN GOVERNMENT
         SECURITIES PORTFOLIO ...............                 0.65% (of which 40% is paid
                                                              to a Sub-Adviser)

----------
*     Open-end investment company.

**    Closed-end investment company.

*** Open-end investment company offered only to life insurance companies in connection with variable annuity and/or variable life insurance contracts.

(1) MSDW Advisors have undertaken, from January 1, 1999 through June 30, 1999, to continue to assume all operating expenses (except for any brokerage fees) and waive the compensation provided for in its investment management agreement to the extent they exceed 0.80% of the Fund's daily net assets.

                                                                    APPENDIX II

     TCW serves as investment adviser to the investment company listed below which has a similar investment objective to that of the Fund. Set forth below is a chart showing the net assets of such investment company as of March 12, 1999 and the applicable investment advisory fee.



                                                        CURRENT INVESTMENT
                                                          MANAGEMENT FEE
                                                               RATE
                                        NET ASSETS       AS A PERCENTAGE
                                      AS OF 3/12/99       OF NET ASSETS
                                     ---------------   -------------------
GALILEO MORTGAGE-BACKED SECURITIES
 FUND ............................   $                         0.50%



                 TCW/DW NORTH AMERICAN GOVERNMENT INCOME TRUST

                                     PROXY


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Ronald E. Robison, Barry Fink and Robert S. Giambrone, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Special Meeting of Shareholders of TCW/DW North American Government Income Trust on June 8, 1999, at 2:00 p.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated March , 1999 as follows:






                          (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDERS. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEES AND THE PROPOSALS SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

      IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

12-DIGIT CONTROL NO.
TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD
YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET
(See enclosed Voting Information Card for further instructions)
TO VOTE A PROXY BY PHONE, call Toll-Free: 1-800-690-6903
TO VOTE A PROXY BY INTERNET, visit our Website(s): WWW.MSDWT.COM or WWW.PROXYVOTE.COM



[X] PLEASE MARK VOTES AS
    IN THE EXAMPLE USING
    BLACK OR BLUE INK

1. Approval or Disapproval of the New Investment      FOR AGAINST ABSTAIN
   Management Agreement between the TCW/DW            [ ]   [ ]     [ ]
   North American Government Income Trust and
   Morgan Stanley Dean Witter Advisors Inc.

2. Approval or Disapproval of the New Sub-Advisory    FOR AGAINST ABSTAIN
   Agreement between Morgan Stanley Dean Witter       [ ]   [ ]     [ ]
   Advisors Inc. and TCW Funds Management, Inc.


                                                                    FOR ALL
3. Election of Trustees:                              FOR WITHHOLD  EXCEPT
                                                      [ ]   [ ]       [ ]

Michael Bozic,    Charles A. Fiumefreddo,
Edwin J. Garn,    Wayne E. Hedien,    Dr. Manuel H. Johnson,
Michael E. Nugent,   Philip J. Purcell,   John L. Schroeder

If you wish to withhold authority for any particular nominee, mark the "FOR ALL EXCEPT" box and strike a line through the Nominee's name.


                                   Date __________________________

Please make sure to sign and date this Proxy using black or blue ink. If the shares are registered in more than one name, each joint owner or each fiduciary should sign personally. Only authorized officers should sign for corporations.

-------------------------------------------------

-------------------------------------------------
       Shareholder sign in the box above


-------------------------------------------------

-------------------------------------------------
    Co-Owner (if any) sign in the box above

------------------------- PLEASE DETACH AT PERFORATION ------------------------


                 TCW/DW NORTH AMERICAN GOVERNMENT INCOME TRUST


                                   IMPORTANT

              USE ONE OF THESE THREE EASY WAYS TO VOTE YOUR PROXY

1. BY MAIL. PLEASE DATE, SIGN AND RETURN THE ABOVE PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.
2. BY INTERNET. HAVE YOUR PROXY CARD AT HAND. GO TO THE "VOTE YOUR PROXY HERE" LINK ON THE WEBSITE WWW.MSDWT.COM OR WWW.PROXYVOTE.COM. ENTER YOUR 12 DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE INSTRUCTIONS.
3. BY TELEPHONE. HAVE YOUR PROXY CARD AT HAND. CALL 1-800-690-6903 ON A TOUCH-TONE PHONE. ENTER YOUR 12-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE RECORDED INSTRUCTIONS.

-------------------------------------------------------------------------------

MORGAN STANLEY DEAN WITTER FUNDS
-------------------------------------------------------------------------------

     OFFERS TWO NEW WAYS TO VOTE YOUR PROXY
     24 HOURS A DAY, 7 DAYS A WEEK

     You can now vote your proxy in a matter of minutes with the ease and convenience of the Internet or the telephone. You may still vote by mail. But remember, if you are voting by Internet or telephone, do not mail the proxy.

     TO VOTE BY INTERNET:

     1. Read the enclosed Proxy Statement and have your Proxy Card available.
     2. Go to the "Proxy Voting" link on www.msdwt.com or to website www.proxyvote.com.
     3. Enter the 12-digit Control Number found on your Proxy Card.
     4. Follow the simple instructions.

     TO VOTE BY TELEPHONE:

     1. Read the enclosed Proxy Statement and have your Proxy Card available.
     2. Call toll-free 1-800-690-6903.
     3. Enter the 12-digit Control Number found on your Proxy Card.
     4. Follow the simple recorded instructions.

                                                  Your Proxy Vote is Important!
                                           Thank You for Submitting Your Proxy.

-------------------------------------------------------------------------------